Global Link Teleco Corporation
Global Telecommunication Solutions, Inc.
As of August 14, 1996
Page 1



                                             As of August 14, 1996

Global Link Teleco Corporation
5697 Rising Sun Avenue
Philadelphia, Pennsylvania 19120
Attention:  David S. Tobin
               General Counsel

Global Telecommunication Solutions, Inc.
5697 Rising Sun Avenue
Philadelphia, Pennsylvania 19120
Attention:  David S. Tobin
               General Counsel

Re: Agreement, dated January 18, 1996 (the "Agreement"), by and between Peoples Telephone Company, Inc., a New York corporation ("Peoples"), and Global Link Teleco Corporation, a Delaware corporation ("Global Link")

Ladies and Gentlemen:

               Reference is made to the captioned Agreement pursuant to which Peoples and Global Link agreed to settle certain obligations and indebtedness between them. In accordance with the provisions of the Agreement, a "Second Cash Payment" in the amount of $500,000, together with interest thereon at the rate of eight percent (8%) per annum, was due and payable by Global Link to Peoples on June 28, 1996. The obligations and indebtedness of Global Link to make timely payment of the Second Cash Payment pursuant to the provisions of the Agreement have been absolutely and unconditionally guaranteed by Global Telecommunication Solutions, Inc. ("GTS"), pursuant to the provisions of that certain Guaranty Agreement, dated as of January 19, 1996 (the "Guaranty"), from GTS in favor of Peoples. As of the date hereof, Global Link continues in default of the payment of the Second Cash Payment, together with interest as aforesaid, all of which was due and payable on June 28, 1996. Global Link and GTS have requested that Peoples agree to waive such default and restructure the payment of the Second Cash Payment, together with interest thereon as aforesaid, on the terms more particularly set forth herein. Capitalized terms used herein and not defined herein shall have the meanings given them in the Agreement.

               Subject to the acceptance by Global Link and GTS of each of the terms and conditions hereinafter set forth, Peoples hereby agrees to waive Global Link's default in the payment of the Second Cash Payment on and as of June 28, 1996, together with interest thereon.

               The foregoing waiver is expressly limited to the matters stated herein and shall not be deemed to constitute a waiver of or consent to the non-compliance by Global Link or GTS with any other term or provision of the Agreement or the Guaranty, nor shall it be deemed, except as expressly set forth herein, to extend to or affect compliance by Global Link or GTS with any other term or provision of the Agreement or the Guaranty.

               By your acceptance of the terms of this letter by signing this letter in the spaces provided therefor below, each of Global Link and GTS hereby agree with Peoples as follows:


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Global Link Teleco Corporation
Global Telecommunication Solutions, Inc.
As of August 14, 1996
Page 2



1 Global Link and GTS hereby covenant and agree that the Second Cash Payment, together with accrued and unpaid interest thereon, shall be evidenced by and shall be due and payable in accordance with the terms of a Promissory Note, duly executed and completed by Global Link, substantially in the form of Exhibit A attached hereto and made a part hereof (the "Second Cash Payment Note"). An immediate payment of principal in the amount of $100,000 on the Second Cash Payment Note shall be a condition precedent to the effectiveness of this waiver letter.

2. The Guaranty Agreement is hereby amended to guarantee, in addition to all obligations presently guaranteed thereby, the full and timely performance by Global Link of all of the obligations and indebtedness of Global Link under the Second Cash Payment Note, all of which obligations shall be equally guaranteed by the Guaranty Agreement with the same priority as the obligations originally guaranteed thereby, provided that nothing herein shall be deemed or construed to mean that the Guaranty Agreement by its own terms does not presently guarantee such obligations and indebtedness.

3. As June 30, 1996, Global Link's receivable balance on the books of Peoples (exclusive of the Trade Receivables hereinafter described) (the "Book Receivables") equaled $97,742.01, plus certain uninvoiced charges for June 1996 as hereinafter provided (the parties agree that the Bell South - Local Calling charges, LDDS Customer Service 800 number charges, the MCl 800 number charges for T-1 and the MCI T-1 outbound (customer service) charges for June 1996 have not been received by Peoples or invoiced to Global Link, but will be paid to Peoples by Global Link within thirty (30) days of invoicing). Additional Book Receivables have arisen since June 30, 1996 through the date of this waiver letter, but have not yet been invoiced (all such Book Receivables, together with the Book Receivables owing and unpaid as of June 30, 1996 are collectively referred to herein as the "Present Book Receivables"). An immediate payment in reduction of the Present Book Receivables in the amount of $45,000 shall be a condition precedent to the effectiveness of this waiver letter. The remaining unpaid balance of the Present Book Receivables shall, unless sooner payable in accordance with the provisions of this letter agreement, be due and payable in full on the date which is three (3) months following the date of this letter agreement. All Book Receivables arising subsequent to June 30, 1996 shall be paid monthly on a current basis.

4. As of the date hereof, the full amount of Trade Receivables (as defined in that certain Letter Agreement, dated as of January 18, 1996, between
     Peoples and Global Link (the "Trade Receivable Letter")) remains outstanding. Notwithstanding any provision of the Trade Receivable Letter to the contrary, the entire unpaid balance of the Trade Receivables shall be due and payable in the event, of the occurrence of a "Change of Control" or an "Event of Default" (as such terms are hereinafter described); provided that, absent the occurrence of a Change of Control or Event of Default, the Trade Receivables shall otherwise be payable as set forth in the Trade Receivable Letter.

5. That certain Guaranty Agreement, dated January 18, 1996 (the "Trade Receivables Guaranty"), from GTS in favor of Peoples, is hereby amended to guarantee, in addition to all obligations presently guaranteed thereby, the full and timely performance by Global Link of the Trade Receivables and all of the obligations and indebtedness of Global Link under the Trade Receivables Letter, as amended hereby, all of which obligations shall be equally guaranteed by the Trade Receivables Guaranty with the same priority as the obligations originally guaranteed thereby, provided that nothing herein shall be deemed or construed to mean that the Trade Receivables Guaranty by its own terms does not presently guarantee such obligations and indebtedness.

Global Link Teleco Corporation
Global Telecommunication Solutions, Inc.
As of August 14, 1996
Page 3



6. In addition to the scheduled payments set forth in the Second Cash Payment Note and the foregoing scheduled payments of the Present Book Receivables and the Trade Receivables, and notwithstanding the provisions of any other document or agreement to the contrary (including, without limitation, the Trade Receivables Letter), Global Link shall be required to prepay the outstanding principal balance of the Second Cash Payment Note, together with accrued and unpaid interest on the principal amount prepaid to the date of prepayment, and the outstanding balance of the Present Book Receivables and the Trade Receivables (the aggregate outstanding principal balance of the Second Cash Payment Note and the outstanding balance of the Present Book Receivables and the Trade Receivables, as of the date of any determination thereof, is referred to herein as the "Aggregate Outstanding Balance"), as follows:

               (a) Global Link shall be required to make a prepayment of the Aggregate Outstanding Balance (other than in respect of the Trade Receivables) in an amount equal to thirty percent (30%) of the Aggregate Outstanding Balance (excluding the Trade Receivables), together with accrued and unpaid interest on the principal portion of the Second Cash Payment Note prepaid to the date of prepayment, at such time as any Financing is completed from and after the date of this Note for an amount less than $1,000,000.00;

               (b) Global Link shall be required to make a prepayment of the Aggregate Outstanding Balance (other than in respect of the Trade Receivables) in an amount equal to forty-five percent (45%) of the Aggregate Outstanding Balance (excluding the Trade Receivables), together with accrued and unpaid interest on the principal portion of the Second Cash Payment Note prepaid to the date of prepayment, at such time as any Financing is completed from and after the date of this Note for an amount equal or greater than $1,000,000.00 but less than $1,500,000.00;

               (c) Global Link shall be required to make a prepayment of the Aggregate Outstanding Balance (other than in respect of the Trade Receivables) in an amount equal to sixty percent (60%) of the Aggregate Outstanding Balance (excluding the Trade Receivables), together with accrued and unpaid interest on the principal portion of the Second Cash Payment Note prepaid to the date of prepayment, at such time as any Financing is completed from and after the date of this Note for an amount equal or greater than $1,500,000.00 but less than $2,000,000.00;

               (d) Global Link shall be required to prepay one hundred percent (100%) of the Aggregate Outstanding Balance (excluding the Trade Receivables), together with accrued and unpaid interest on the principal portion of the Second Cash Payment Note prepaid to the date of prepayment, at such time as any Financing is completed from and after the date of this Note for an amount equal to or greater than $2,000,000.00;

               (e) Immediately upon the receipt of $5,000,000.00 or more by GTS subsequent to the completion of Global Link's merger transaction with GTS from a Financing, Global Link shall be required to prepay one hundred percent (100%) of the Trade Receivables;

               (f) Global Link shall be required to prepay one hundred percent (100%) of the Aggregate Outstanding Balance, together with accrued and unpaid interest on the principal portion of the Second Cash Payment Note prepaid to the date of prepayment, in the event of the occurrence of any Change of Control; and

Global Link Teleco Corporation
Global Telecommunication Solutions, Inc.
As of August 14, 1996
Page 4



               (g) Global Link shall be required to prepay one hundred percent (100%) of the Aggregate Outstanding Balance, together with accrued and unpaid interest on the principal portion of the Second Cash Payment Note prepaid to the date of prepayment, upon the occurrence of an "Event of Default" (as such term is defined in the Second Cash Payment Note).

               Any prepayment of the Aggregate Outstanding Balance required pursuant to the foregoing provision shall be made by Global Link
               (w) within two (2) business days following the closing of any Financing, or portion thereof, (x) in the case of the prepayment of the Trade Receivables, immediately upon the occurrence of the event described in clause (e) above, (y) within thirty (30) days following the occurrence of any Change of Control, and (z) immediately upon the occurrence of an "Event of Default" (as defined in the Second Cash Payment Note), as the case may be. Each such prepayment of the Aggregate Outstanding Balance shall be applied proportionately to the outstanding principal balance of the Second Cash Payment Note and the outstanding balance of the Book Receivables and the Trade Receivables. All prepayments of the Second Cash Payment Note shall be applied first to the payment of all accrued and unpaid interest then due and owing thereunder and thereafter to the payment of the installments of principal thereunder in the inverse order of maturity.

                        For the purposes hereof, the following terms shall have the following meanings:

                        "Affiliate" shall mean any person or entity who or which
               controls, is controlled by, or is under common control with, Global Link and GTS, or either of them.

                        "Change of Control"  shall mean, in respect of either of
               Global Link or GTS, the acquisition of beneficial ownership, direct or indirect, of equity securities of Global Link or GTS by any "person" (as that term is defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) which, when combined with all other securities of Global Link or GTS, as the case may be, beneficially owned, directly or indirectly by that person, equals or exceeds 50% of (i) either the then outstanding shares of common stock of Global Link or GTS, as the case may be (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting: securities of Global Link or GTS, as the case may be, entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control:
               (i) any acquisition by GTS, any of its subsidiaries or any "person" (as defined in Sections 13(d) and 14(d) of the Exchange
               Act) or "group" (as defined in Section 13(d) of the Exchange Act) which, as of the date of this waiver letter, owns five percent (5%) or more of the outstanding common stock of GTS, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by GTS or any of its subsidiaries or
               (iii) any acquisition by any corporation with respect to which, following such acquisition, more than 75% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be.

                        "Financing"   shall  mean  any  third  party  financing,
               whether debt or lease financing or equity offering (but excluding any operating or capital leases of equipment incurred in the ordinary course of business and lines of credit to finance the working capital requirements of Global Link, GTS and their Affiliates, incurred

Global Link Teleco Corporation
Global Telecommunication Solutions, Inc.
As of August 14, 1996
Page 5



               in the ordinary course of business), made to or for the benefit of Global Link, GTS and their Affiliates, or any one or more of them.


7. Notwithstanding the provisions of Section 8.4 of the Agreement or that certain Lock-Up Agreement, dated as of January 18, 1996 (the "Lock-Up Agreement"), between Peoples and GTS, to the contrary, Peoples shall be permitted to sell, transfer or otherwise dispose of up to 25% of the shares of GTS Common Stock during each of the three-month periods beginning on the six-, nine-, twelve- and fifteen-month anniversaries of the Closing Date (as defined in the Agreement); provided that if at any time during the fifteen-month period following the Closing, Peoples wishes to sell, transfer or otherwise dispose of any of the GTS Common Stock (such shares being referred to herein as the "Offered Shares"), prior to selling, transferring or otherwise disposing of any of the Offered Shares to any party other than GTS, any of its Affiliates or any other person or entity which GTS introduces to Peoples within such 10-day period for the purpose of purchasing the Offered Shares, Peoples shall provide written or telephonic (promptly confirmed in writing) notice thereof to GTS, following which GTS, such Affiliate of GTS or such other person or entity which GTS introduces to Peoples within such 10-day period for the purpose of purchasing the Offered Shares, shall have ten (10) days in which to purchase the Offered Shares for a purchase price, payable prior to the close of business on the tenth (10th) day following the giving of such notice in United States Dollars in immediately available funds, equal to the average market closing price for the consecutive five-day period ending on the date Peoples provides such notice with respect to the Offered Shares multiplied by the number of Offered Shares.

               The effectiveness of this waiver letter is expressly conditioned upon the acceptance by Global Link and GTS of the terms and conditions of this waiver letter and satisfaction of each of the following conditions, each of which shall have been met or performed by Global Link and GTS to the satisfaction of Peoples and Peoples' counsel in their sole and absolute discretion:

A. Peoples shall have received this letter agreement, duly accepted and agreed to by each of Global Link and GTS as evidenced by their execution of this letter agreement in the spaces provided therefor below.

B. Peoples shall have received the Second Cash Payment Note, duly executed and completed by Global Link, substantially in the form of Exhibit A attached hereto and made a part hereof; for the purposes hereof, delivery of the Second Cash Payment Note shall be made to VVilliam Rubin, Esquire, Peoples' agent for acceptance of delivery of the Second Cash Payment Note outside of the State of Florida, at the following address:

                                    William Rubin, Esquire
                                    Whitman Breed Abbott & Morgan
                                    200 Park Avenue
                                    New York, New York 10166

C. Peoples shall have received a payment in the amount of $100,000.00 in respect of the Second Cash Payment Note and a payment in the amount of $45,000.00 in respect of the Present Book Receivables, in each case in United States Dollars in immediately available funds.

          Each notice or other communication hereunder (other than telephonic notices permitted pursuant to Section 7 above, provided that such telephonic notices shall be promptly confirmed in writing) shall be in writing, shall be sent by messenger, telecopy or by reputable overnight courier, and shall be deemed to have been given or made the first business

Global Link Teleco Corporation
Global Telecommunication Solutions, Inc.
As of August 14, 1996
Page 6



day after the deposit thereof with a reputable overnight courier, delivery fees prepaid, when telecopied with confirmation of delivery or when received if delivered by hand, addressed to the appropriate party as follows:

If to Global Link or GTS:                   Global Link Teleco Corporation
                                            5697 Rising Sun Avenue
                                            Philadelphia, Pennsylvania 19120
                                            Attention: David S. Tobin
                                                        General Counsel
                                            Telephone: (215) 342-7700
                                            Telecopy: (215) 745-9108

                                       Global Telecommunication Solutions, Inc.
                                            5697 Rising Sun Avenue
                                            Philadelphia, Pennsylvania 19120
                                            Attention:  David S. Tobin
                                                General Counsel
                                            Telephone: (215) 342-7700
                                            Telecopy: (215) 745-9108

If to Peoples:                              Peoples Telephone Company, Inc,
                                            2300 Northwest 89th Place
                                            Miami, Florida 33126
                                            Attention: Francis J. Harkins, Jr.
                                            Assistant General Counsel
                                            Telephone: (305)593-9667
                                            Extension 149
                                            Telecopy: (305) 477-9890

or to such other address as any such party may designate to the others, by written notice to the other as herein provided.

         By your acceptance of the terms hereof, each of Global Link and GTS hereby represent and warrant that, after giving effect to the provisions of this waiver letter, each of the representations and warranties of each of them set forth in the Agreement, the Guaranty, the Trade Receivables Letter, the Trade Receivables Guaranty and the Lock-Up Letter is true and correct as of the date hereof and no default or event of default, has occurred and is continuing under the Agreement. By your acceptance of the terms hereof, Global Link and GTS hereby further ratify and confirm each of Global Link's and GTS's respective obligations and indebtedness in respect of the Book Receivables and the Trade Receivables and under the Second Cash Payment Note, the Agreement, the Guaranty, the Trade Receivables Letter, the Trade Receivables Guaranty and the Lock-Up Letter, each as amended by this letter agreement, and represent and warrant to Peoples that neither of Global Link nor GTS has or claims any defenses, offsets or counterclaims to any of their respective obligations or indebtedness in respect of the Book Receivables or the Trade Receivables or under the Second Cash Payment Note, the Agreement, the Guaranty, the Trade Receivables Letter, the Trade Receivables Guaranty or the LockUp Letter, each as amended by this letter agreement.

         BY YOUR ACCEPTANCE OF THE TERMS HEREOF, GLOBAL LINK AND GTS HEREBY, AND PEOPLES HEREBY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS WAIVER LETTER OR ANY AGREEMENT EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, THE BOOK RECEIVABLES, THE TRADE RECEIVABLES, THE SECOND

Global Link Teleco Corporation
Global Telecommunication Solutions, Inc.
As of August 14, 1996
Page 7



CASH PAYMENT NOTE OR IN CONJUNCTION WITH THE AGREEMENT, THE GUARANTY, THE TRADE RECEIVABLES LETTER, THE TRADE RECEIVABLES GUARANTY OR THE LOCK-UP LETTER, EACH AS AMENDED BY THIS LETTER AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT TO PEOPLES ENTERING INTO THIS WAIVER LETTER AND MAKING THE ACCOMMODATIONS PROVIDED FOR HEREIN.

         Except as expressly provided herein, all terms and conditions contained in the Agreement, the Guaranty, the Trade Receivables Agreement, the Trade Receivables Guaranty and the Lock-Up Letter shall remain unchanged and in full force and effect in accordance with their respective terms.

         If the foregoing terms and conditions are acceptable to you, please indicate your acceptance and agreement by signing this letter in the space provided therefor below and returning the same to Francis J. Harkins, Jr., Esquire, Peoples Telephone Company, Inc., 2300 NW 89th Place, Miami, Florida 33126 on or before the close of business on August 22, 1996. The foregoing agreement shall not be effective until your accepted copy of this letter shall be returned as aforesaid and each of the other conditions precedent to the effectiveness of this waiver letter shall have been met or performed in accordance with the provisions hereof. In the event that we shall have not received this waiver letter, accepted by you as aforesaid, and each of the other conditions precedent to the effectiveness of this waiver letter shall not have been met or performed in accordance with the provisions hereof, on or before the close of business on August 22, 1996, this waiver letter shall be void and of no force or effect.

                                          Very truly yours,

                                          PEOPLES TELEPHONE COMPANY, INC.

Accepted and Agreed to this
____ day of August, 1996

                                          GLOBAL LINK TELECO CORPORATION,
                                          a Delaware corporation


                                          By:______________________________
                                              Its:
Accepted and Agreed to this
_____ day of August, 1996

                                      GLOBAL TELECOMMUNICATION SOLUTIONS, INC., a Delaware corporation


                                     By:_______________________________________
                                           Its:

Global Link Teleco Corporation
Global Telecommunication Solutions, Inc.
As of August 14, 1996
Page 8



                                    EXHIBIT A

                            SECOND CASH PAYMENT NOTE

$500,000                                          Dated as of January 18, 1996

         For value received, GLOBAL LINK TELECO CORPORATION, a Delaware corporation ("Global Link"), promises to pay to the order of PEOPLES TELEPHONE COMPANY, INC., a New York corporation, its successors and assigns (together with its successors and assigns, "Peoples"), at the office of Peoples at 2300 NW. 89th Place, Miami, Florida 33172, the principal sum of FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000,00), in installments as hereinafter provided, in lawful money of the United States of America, and to pay interest on the unpaid principal balance hereof in like money at such office from the date hereof until the principal hereof shall have been paid in full, and at maturity (whether by acceleration or otherwise), at a fixed rate per annum equal to eight percent (8%) per annum.

         Interest calculated as aforesaid shall be payable in arrears, commencing on September 1, 1996, and continuing monthly on the first day of each month thereafter, with all accrued and unpaid interest payable at maturity; provided that all accrued and unpaid interest owing in respect of the principal balance evidenced by this Note which accrued from and after January 18, 1996 to the date of execution of this Note shall be due and payable in full on the final maturity date hereof. Interest on this Note shall be computed on the actual number of days elapsed over a 360-day year; i.e., 1/360th of a full year's interest shall accrue for each day any portion of the loan evidenced by this
Note is outstanding.

         Principal on this Note shall be due and payable in thirteen (13) installments as follows: in one (1) installment of principal in the amount of $100,000.00, due and payable on and as of the date of execution of this Note, together with eleven (11) equal consecutive monthly installments of $33,333.33 each, commencing on November 1, 1996, and continuing monthly on the first day of each month thereafter, together with a final installment of principal equal to the entire unpaid principal balance hereof, due and payable on October 1, 1997.

         The unpaid balance of this Note may be prepaid at any time and from time to time without premium or penalty. All prepayments of this Note shall be applied first to the payment of all accrued and unpaid interest then due and owing hereunder and thereafter to the payment of the installments of principal hereunder in the inverse order of maturity.

         If the principal of this Note or any portion hereof and, to the extent permitted by law, interest hereon shall not be paid when due, whether by acceleration or otherwise, the same shall, or in the event of the occurrence of an Event of Default (as hereinafter defined), the outstanding principal balance of this Note shall, at the option of Peoples, thereafter bear interest for any period during which the same shall be overdue, or during the pendency of any such Event of Default, at a rate per annum equal to the maximum rate permitted by applicable law, or, where no maximum rate is prescribed by law, at the rate of eighteen percent (18%) per annum, and payable on demand.

         Upon the happening of any of the following events, each of which shall constitute a default hereunder (herein referred to as an "Event of Default"), all liabilities of Global Link to Peoples, whether or not evidenced by this Note, shall thereupon or thereafter, at the option of Peoples, without notice or demand, become due and payable:

                  (a) failure of Global Link or Global Telecommunication Solutions, Inc. ("GTS") to perform any agreement (other than to pay money) hereunder or under any other instrument or agreement evidencing, securing and/or guaranteeing the obligations and indebtedness of Global Link to Peoples evidenced by this Note, which failure continues for a period of five (5) days following written notice thereof from Peoples to Global Link or GTS, as the case may be, or the failure to pay in full, when due and payable, any liability whatsoever or any principal installment of this Note or interest installment hereon, if such failure shall continue for a period of one (1) day following written notice thereof from Peoples to Global Link;

                  (b) failure of Global Link or GTS to perform any agreement (other than to pay money) under that certain Letter Agreement, dated as of August 14, 1996 (the "Letter Agreement"), which failure continues for a period of five (5) days following written notice thereof from Peoples to Global Link or GTS, as the case may be, or the failure to pay in full, when due and payable, any obligation or indebtedness of Global Link and/or GTS now or hereafter owed to Peoples, including, without limitation, the Book Receivables and/or the Trade Receivables, if such failure shall continue for a period of one (1) day following written notice thereof from Peoples to Global Link;

                  (c) Global Link or GTS shall:

Global Link Teleco Corporation
Global Telecommunication Solutions, Inc.
As of August 14, 1996
Page 9



                           (i) make an assignment for the benefit of creditors, petition or apply to any court or other tribunal for the appointment of a custodian, receiver or any trustee or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction whether now or hereafter in effect; or if there shall have been filed any such petition or application, or any such proceeding shall have been commenced against Global Link or GTS in which an order for relief is entered or which remains undismissed for a period of thirty (30) days or more; Global Link or GTS, by any act or omission shall indicate consent to, approval of or fail to timely object to any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or any trustee or shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of thirty (30) days or more;

          (ii) admit in writing its inability to pay its debts generally as they mature; or
                           (iii) have concealed, removed or permitted to be concealed or removed any part of its properties or assets, with intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall have made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or

          (iv) be "insolvent", as such term is defined in the federal bankruptcy code;

                  (d) the issuing of any attachment or garnishment against any property of Global Link or GTS pledged to secure the obligations of Global Link and/or GTS to Peoples evidenced by this Note or otherwise, or the filing of any lien against any property of Global Link or GTS pledged to secure the obligations of Global Link and/or GTS to Peoples evidenced by this Note or otherwise, in either of which case is not cured, bonded or released within ten (10) days following notice thereof from Peoples to Global Link or GTS or is not previously approved in writing by Peoples;

          (e) the taking of possession of any substantial part of the property of Global Link or GTS at the instance of any governmental authority; and

                  (f) the dissolution, merger, consolidation or reorganization of Global Link or GTS (other than the merger or consolidation of Global Link with or into GTS and other than the merger or consolidation of subsidiaries of Global Link with or into Global Link where Global Link is the surviving entity); and

                  (g) any warranty, representation, certificate or statement of Global Link or GTS (whether contained in the Letter Agreement, this Note or otherwise) made to Peoples is not true.

         Global Link agrees to pay all reasonable costs incurred by any holder hereof, including reasonable attorneys' fees (including those for appellate proceedings), incurred in connection with any Event of Default, or in connection with the collection or attempted collection or enforcement hereof, or in connection with the protection of any collateral given as security for the payment hereof, whether or not legal proceedings may have been instituted.

         All parties to this Note, including Global Link and any sureties, endorsers or guarantors, hereby waive presentment for payment, demand, protest, notice of dishonor, notice of acceleration of maturity, and all defenses on the ground of extension of time for payment hereof, and agree to continue and remain bound for the payment of principal, interest and all other sums payable hereunder, notwithstanding any change or changes by way of release, surrender, exchange or substitution of any security for this Note or by way of any extension or extensions of time for payment of principal or interest; and all such parties waive all and every kind of notice of such change or changes and agree that the same may be made without notice to or consent of any of them. The rights and remedies of the holder as provided herein shall be cumulative and concurrent and may be pursued singularly, successively or together at the sole discretion of the holder, and may be exercised as often as occasion therefor shall occur, and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same.

         Anything herein to the contrary notwithstanding, the obligations of Global Link under this Note shall be subject to the limitation that payments of interest to Peoples shall not be required to the extent that receipt of any such payment by Peoples would be contrary to provisions of law applicable to Peoples (if any) which limit the maximum rate of interest which may be charged or collected by Peoples; provided, however, that nothing herein shall be construed to limit Peoples to presently existing maximum rates of interest, if an increased interest rate is hereafter permitted by reason of applicable federal or state legislation. In the event that Global Link makes any payment of interest, fees or other charges, however denominated, pursuant to this Note, which payment results in the interest paid to Peoples to exceed the maximum rate

Global Link Teleco Corporation
Global Telecommunication Solutions, Inc.
As of August 14, 1996
Page 10

of interest permitted by applicable law, any excess over such maximum shall be applied in reduction of the principal balance owed to Peoples as of the date of such payment, or if such excess exceeds the amount of principal owed to Peoples as of the date of such payment, the difference shall be paid by Peoples to Global Link.

         No delay or omission on the part of Peoples in exercising any right hereunder shall operate as a waiver of such right or of any right under this Note. No waiver shall be binding upon Peoples, unless in a writing signed by an authorized officer of Peoples. The rights and remedies of Peoples under this Note are cumulative and in addition to any other rights Peoples may have at law, in equity or otherwise.

         GLOBAL LINK HEREBY, AND PEOPLES BY ITS ACCEPTANCE OF THIS NOTE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR, PEOPLES MAKING THE LOAN EVIDENCED BY THIS NOTE.

         The parties hereto hereby irrevocably submit in any suit, action or proceeding arising out of or relating to this Note or any transactions contemplated hereby to the exclusive jurisdiction of the United States District Court for the Southern District of Florida or if jurisdiction is not available therein the jurisdiction of any state court in Dade County, State of Florida, and waive any and all objections to such jurisdiction or venue that they may have under the laws of any state or country, including, without limitation, any argument that jurisdiction, situs and/or venue are inconvenient or otherwise improper. Each party further agrees that process may be served upon such party in any manner authorized under the laws of the United States or Florida, and waives any objections that such party may otherwise have to such process.

         This Note shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of laws thereunder.

         IN WITNESS WHEREOF, Global Link has caused this Note to be effective as of the date first above written, but has in fact caused this Note to be duly executed and delivered as of this ___ day of August, 1996.

                                     GLOBAL LINK TELECO CORPORATION, a
                                     Delaware corporation



                                     By:
                                     Its:

STATE OF                                        )
                                                ) SS:
COUNTY OF                                       )

I HEREBY CERTIFY that on this day of August, 1996, before me, an officer duly authorized in the State and in the County aforesaid to take acknowledgments, personally appeared to me known to be the person who executed the attached promissory note, dated as of January 18, 1996, in the maximum principal amount of FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00), on behalf of GLOBAL LINK TELECO, INC., a Delaware corporation and acknowledged before me that he executed the same.


                                ----------------------------------------
                                Notary Public
                                Printed name:_____________________________
                                Commission #:______________________________
                                Expiration:________________________________


                                                [SEAL]